Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2023
Significant Accounting Policies
Schedule of movement of the allowance for expected credit losses	The following table sets out movements of the allowance for expected credit losses on trade receivables, amount due from related parties and other receivables for the years ended December 31, 2021, 2022 and 2023 (in thousands):

	For the Year Ended December 31,
	2021	2022	2023
	RMB	RMB	RMB
Beginning balance	28,035	60,531	94,988
Additional allowance for credit losses, net of recoveries	32,633	34,457	29,916
Write-off	(137)	—	(48)
Ending balance	60,531	94,988	124,856

Summary of estimated useful lives of the property and equipment, net

Electronic equipment	3 years
Office equipment and furniture	3 - 5 years
Leasehold improvement	Shorter of their useful life and the lease term

Summary of estimated useful lives of intangible assets

Licenses	5 years
Software	10 years
Content	5 years
Brand name	10 years
Technology	5 years